                   DIRECTOR SHARES GRANT NOTICE AND AGREEMENT

          RenaissanceRe Holdings Ltd. (the "Company"), pursuant to the Amended and Restated RenaissanceRe Holdings Ltd. Non-Employee Director Stock Plan, as
amended and restated effective June 1, 2002 (the "Plan"), hereby grants to
Holder the number of shares of the Director Shares set forth below. The Director
Shares are subject to all of the terms and conditions as set forth herein, as well as the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Grant Notice and Agreement (this "Grant Notice"), the Plan shall govern and control.

HOLDER:                         ___________________________

DATE OF GRANT:                  ___________________________

NUMBER OF SHARES OF
DIRECTOR SHARES:                ___________________________

VESTING SCHEDULE:               Subject to the Holder's continued membership on
                                the Board, the Director Shares shall vest and
                                become exercisable as to one-third (1/3) of the
                                shares on each of the first, second and third
                                anniversaries of the Date of Grant.

TERMINATION OF MEMBERSHIP:      In the event of a termination of the Holder's
                                membership on the Board (i) by reason of the
                                death or permanent disability of the Holder, or
                                (ii) if the Holder is requested, by the Board,
                                to resign Holder's membership on the Board for
                                any reason other than for cause, including
                                without limitation because of Holder's
                                resignation in conjunction with guidelines or
                                policies of the Board with respect to retirement
                                age, all Director Shares which have not vested
                                as of the date of such termination shall become
                                immediately vested. In the event of a
                                termination of the Holder's membership on the
                                Board (i) for cause, or (ii) by the Holder
                                unilaterally on his or her own accord, all
                                Director Shares which have not vested as of the
                                date of such termination shall be forfeited as
                                of such date.

ADDITIONAL TERMS:               The Director Shares granted hereunder shall be
                                registered in the Holder's name on the books of
                                the Company, but the certificates evidencing
                                such Director Shares shall be retained by the
                                Company while the Director Shares remains
                                unvested, and for such additional time as the
                                Committee determines appropriate.

                                This Grant Notice shall be construed and
                                interpreted in accordance with the laws of
                                Bermuda, without regard to the principles of
                                conflicts of law thereof.

                  [Signatures to appear on the following page.]

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE AND THE PLAN,
AND, AS AN EXPRESS CONDITION TO THE GRANT OF DIRECTOR SHARES HEREUNDER, AGREES
TO BE BOUND BY THE TERMS OF THIS GRANT NOTICE AND THE PLAN.

RENAISSANCERE HOLDINGS LTD.                 HOLDER

By:
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              Signature                                  Signature

Title:                                      Date:
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Date:
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